Exhibit 10.02

COMMERCIAL PLEDGE AGREEMENT

Grantor:	Nutrition 21, Inc. 4 Manhattanville Road Purchase, NY 10577	Lender:	JPMorgan Chase Bank, NA Small Business Banking LPO 1150 E Putnam Ave, Floor 1 Riverside, CT 06878

THIS COMMERCIAL PLEDGE AGREEMENT dated April 7, 2008, is made and executed between Nutrition 21, Inc. ("Grantor") and JPMorgan Chase Bank, NA ("Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor transfers, pledges and grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word "Collateral" as used in this Agreement means all of Grantor's property (however owned if more than one), in the possession of Lender (or in the possession of a third party subject to the control of Lender or otherwise assigned hereby), whether existing now or later and whether tangible or intangible in character, including without limitation each and all of the following:

Account Number PZ7 014788 held with Chase Investment Services Corp.

In addition, the word "Collateral" includes all of Grantor's property (however owned), in the possession of Lender (or in the possession of a third party subject to the control of Lender or otherwise assigned hereby), whether now or hereafter existing and whether tangible or intangible in character, including without limitation each of the following:

(A) All property to which Lender acquires title or documents of title.

(B) All property assigned to Lender.

(C) All promissory notes, bills of exchange, stock certificates, bonds, savings passbooks, time certificates of deposit, insurance policies, and all other instruments and evidences of an obligation.

(D) All records relating to any of the property described in this Collateral section, whether in the form of a writing, microfilm, microfiche, or electronic media.

(E) All Income and Proceeds from the Collateral as defined herein.

CROSS-COLLATERALIZATION. In addition to the Note, this Agreement secures all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender against Grantor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated whether Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable.

RIGHT OF SETOFF. Grantor grants to Lender a security interest in, as well as a right of setoff against, and hereby assigns, conveys, delivers, pledges and transfers to Lender, as security for repayment of the Indebtedness, all Grantor's right, title and interest in and to all Grantor's accounts (whether checking, savings, or some other account) with Lender or any subsidiary or affiliate of JPMorgan Chase & Co. (each hereinafter referred to as a "Lender Affiliate") and all other obligations at any time owing by Lender or any Lender Affiliate to Grantor. This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, without prior notice to Grantor and irrespective of (i) whether or not Lender has made any demand under this Agreement or the Related Documents or (ii) whether such Indebtedness is contingent, matured or unmatured, to the extent permitted by law, to collect, charge and/or setoff all sums owing on the Indebtedness against any and all such accounts and other obligations, and, at Lender's option, to administratively freeze or direct a Lender Affiliate to administratively freeze all such accounts and other obligations to allow Lender to protect Lender's security interest, collection, charge and setoff rights provided in this paragraph.

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. Grantor represents and warrants to Lender that:

Ownership. Grantor is the lawful owner of the Collateral free and clear of all security interests, liens, encumbrances, registered pledges, adverse claims, and any other claims of others except as disclosed to and accepted by Lender in writing prior to execution of this Agreement.

Authority; Binding Effect. Grantor has the full right, power and authority to enter into this Agreement and to grant a security interest in the Collateral to Lender. This Agreement is binding upon Grantor as well as Grantor's successors and assigns, and is legally enforceable in accordance with its terms. The foregoing representations and warranties, and all other representations and warranties contained in this Agreement are and shall be continuing in nature and shall remain in full force and effect until such time as this Agreement is terminated or cancelled as provided herein.

No Further Assignment. Grantor has not, and shall not, sell, assign, transfer, encumber or otherwise dispose of any of Grantor's rights in the Collateral except as provided in this Agreement.

No Defaults. There are no defaults existing under the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly perform each of the terms, conditions, covenants and agreements, if any, contained in the Collateral which are to be performed by Grantor.

No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL. Lender may hold the Collateral until all Indebtedness has been paid and satisfied. Thereafter Lender may deliver the Collateral to Grantor or to any other owner of the Collateral. Lender shall have the following rights in addition to all other rights Lender may have by law:

Maintenance and Protection of Collateral. Lender may, but shall not be obligated to, take such steps as it deems necessary or desirable to protect, maintain, insure, control, receive, or manage the Collateral, including paying of any liens or claims against the Collateral. This may include such things as hiring other people, such as attorneys, appraisers or other experts. Lender may charge Grantor for any cost incurred in so doing. When applicable law provides more than one method of perfection of Lender's security interest, Lender may choose the method(s) to be used.

Income and Proceeds from the Collateral. Lender may receive all Income and Proceeds and add it to the Collateral. Grantor agrees to deliver to Lender immediately upon receipt, in the exact form received and without commingling with other property, all Income and Proceeds from the Collateral which may be received by, paid, or delivered to Grantor or for Grantor's account, whether as an addition to, in discharge of, in substitution of, or in exchange for any of the Collateral.

Application of Cash. At Lender's option, Lender may apply any cash, whether included in the Collateral or received as Income and Proceeds or through liquidation, sale, retirement, split up, dividend, distribution, or other disposition of the Collateral, to the satisfaction of the Indebtedness or such portion thereof as Lender shall choose, whether or not matured.

Transactions with Others. Lender may (1) extend time for payment or other performance, (2) grant a renewal or change in terms or conditions, (3) compromise, compound or release any obligation, (4) release, compromise, renew, extend, exchange, substitute or acquire any new security interest in the Collateral or any other property of any nature securing repayment of the Indebtedness, or (5) waive or fail to exercise any right, power or remedy granted in this Agreement or any Related Document, with any one or more Obligors, endorsers, or Guarantors of the Indebtedness as Lender deems advisable, without obtaining the prior written consent of Grantor, and no such act or failure to act shall affect Lender's rights against Grantor or the Collateral.

All Collateral Secures Indebtedness. All Collateral shall be security for the Indebtedness, whether the Collateral is located at one or more offices or branches of Lender. This will be the case whether or not the office or branch where Grantor obtained Grantor's loan knows about the Collateral or relies upon the Collateral as security.

Collection of Collateral. Lender at Lender's option may, but need not, collect the Income and Proceeds directly from the Obligors. Grantor authorizes and directs the Obligors, if Lender decides to collect the Income, to pay and deliver to Lender all Income from the Collateral and to accept Lender's receipt for the payments provided however, until the occurrence of any Event of Default or notice by Lender, Grantor shall be entitled to all cash dividends and all interest paid in the Collateral free of the pledge and security interest provided for in this Agreement.

Power of Attorney. Grantor irrevocably appoints Lender as Grantor's attorney-in-fact, with full power of substitution, (a) to demand, collect, receive, receipt for, sue and recover all Income and Proceeds and other sums of money and other property which may now or hereafter become due, owing or payable from the Obligors in accordance with the terms of the Collateral; (b) to execute, sign and endorse any and all instruments, receipts, checks, drafts and warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and in the place and stead of Grantor, execute and deliver Grantor's release and acquittance for Grantor; (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in Lender's own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable; and (e) to execute in Grantor's name and to deliver to the Obligors on Grantor's behalf, at the time and in the manner specified by the Collateral, any necessary instruments or documents.

Perfection of Security Interest. Upon Lender's request, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral. When applicable law provides more than one method of perfection of Lender's security interest, Lender may choose the method(s) to be used. Upon Lender's request, Grantor will sign and deliver any writings necessary to perfect Lender's security interest. If any of the Collateral consists of securities for which no certificate has been issued, Grantor agrees, at Lender's option, either to request issuance of an appropriate certificate or to execute appropriate instructions on Lender's forms instructing the issuer, transfer agent, mutual fund company, or broker, as the case may be, to record on its books or records, by book-entry, initial transaction statement, registered pledge, or otherwise, Lender's security interest in the Collateral. Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand, (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy, (2) the remaining term of the Note, or (3) be treated as a balloon payment which will be due and payable at the Note's maturity. The Collateral also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care in the physical preservation and custody of the Collateral in Lender's possession, but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lender shall have no responsibility for (A) any depreciation in value of the Collateral or for the collection or protection of any Income and Proceeds from the Collateral, (B) preservation of rights against parties to the Collateral or against third persons, (C) ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any of the Collateral, or (D) informing Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters. Lender shall have no liability for depreciation or deterioration of the Collateral.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Grantor fails to make any payment when due under the Indebtedness.

Other Defaults. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor.

False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor's behalf under this Agreement, the Note, or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

Creditor or Forfeiture Proceedings. Commencement of foreclosure, replevin, repossession, attachment, levy, execution, or forfeiture proceedings, whether by judicial proceeding, self-help, or any other method, by any creditor of Grantor, or by any governmental agency against the Collateral or any other assets of Grantor. This includes a garnishment of any of Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Events Affecting Guarantor. Any of the preceding Events of Default occurs with respect to any guarantor of the Indebtedness as if the word "guarantor" were substituted for the word "Grantor" in such Event of Default, or any guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the Indebtedness.

Insecurity. Lender in good faith believes itself insecure.

Failure to Register. Failure of the issuer, transfer agent, mutual fund company, or broker, as the case may be, to furnish a written statement to Lender recording Lender's security interest to the security, or the identification of any adverse claim that may interfere with Lender's security interest in the Collateral.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender may exercise any one or more of the following rights and remedies:

Accelerate Indebtedness. Declare all Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind to Grantor (except that in the case of any Event of Default of the type described in the DEFAULT - Insolvency section herein, such acceleration shall be automatic and not at Lender's option).

Collect the Collateral. Collect any of the Collateral and, at Lender's option and to the extent permitted by applicable law, retain possession of the Collateral while suing on the Indebtedness.

Sell the Collateral. Sell the Collateral, at Lender's discretion, as a unit or in parcels, at one or more public or private sales. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender shall give or mail to Grantor, or any of them, notice at least ten (10) days in advance of the time and place of any public sale, or of the date after which any private sale may be made. Grantor agrees that any requirement of reasonable notice is satisfied if Lender mails notice by ordinary mail addressed to Grantor, or any of them, at the last address Grantor has given Lender in writing. If a public sale is held, there shall be sufficient compliance with all requirements of notice to the public by a single publication in any newspaper of general circulation in the county where the Lender is located, setting forth the time and place of sale and a brief description of the property to be sold. Lender may be a purchaser at any public sale.

Sell Securities. Sell any securities included in the Collateral in a manner consistent with applicable federal and state securities laws. If, because of restrictions under such laws, Lender is unable, or believes Lender is unable, to sell the securities in an open market transaction, Grantor agrees that Lender will have no obligation to delay sale until the securities can be registered. Then Lender may make a private sale to one or more persons or to a restricted group of persons, even though such sale may result in a price that is less favorable than might be obtained in an open market transaction. Such a sale will be considered commercially reasonable. If any securities held as Collateral are "restricted securities" as defined in the Rules of the Securities and Exchange Commission (such as Regulation D or Rule 144) or the rules of state securities departments under state "Blue Sky" laws, or if Grantor or any other owner of the Collateral is an affiliate of the issuer of the securities, Grantor agrees that neither Grantor, nor any member of Grantor's family, nor any other person signing this Agreement will

sell or dispose of any securities of such issuer without obtaining Lender's prior written consent.

Rights and Remedies with Respect to Investment Property, Financial Assets and Related Collateral. In addition to other rights and remedies granted under this Agreement and under applicable law, Lender may exercise any or all of the following rights and remedies: (1) register with any issuer or broker or other securities intermediary any of the Collateral consisting of investment property or financial assets (collectively herein, "investment property") in Lender's sole name or in the name of Lender's broker, agent or nominee; (2) cause any issuer, broker or other securities intermediary to deliver to Lender any of the Collateral consisting of securities, or investment property capable of being delivered; (3) enter into a control agreement or power of attorney with any issuer or securities intermediary with respect to any Collateral consisting of investment property, on such terms as Lender may deem appropriate, in its sole discretion, including without limitation, an agreement granting to Lender any of the rights provided hereunder without further notice to or consent by Grantor; (4) execute any such control agreement on Grantor's behalf and in Grantor's name, and hereby irrevocably appoints Lender as agent and attorney-in-fact, coupled with an interest, for the purpose of executing such control agreement on Grantor's behalf; (5) exercise any and all rights of Lender under any such control agreement or power of attorney; (6) exercise any voting, conversion, registration, purchase, option, or other rights with respect to any Collateral; (7) collect, with or without legal action, and issue receipts concerning any notes, checks, drafts, remittances or distributions that are paid or payable with respect to any Collateral consisting of investment property. Any control agreement entered with respect to any investment property shall contain the following provisions, at Lender's discretion. Lender shall be authorized to instruct the issuer, broker or other securities intermediary to take or to refrain from taking such actions with respect to the investment property as Lender may instruct, without further notice to or consent by Grantor. Such actions may include without limitation the issuance of entitlement orders, account instructions, general trading or buy or sell orders, transfer and redemption orders, and stop loss orders. Lender shall be further entitled to instruct the issuer, broker or securities intermediary to sell or to liquidate any investment property, or to pay the cash surrender or account termination value with respect to any and all investment property, and to deliver all such payments and liquidation proceeds to Lender. Any such control agreement shall contain such authorizations as are necessary to place Lender in "control" of such investment collateral, as contemplated under the provisions of the Uniform Commercial Code, and shall fully authorize Lender to issue "entitlement orders" concerning the transfer, redemption, liquidation or disposition of investment collateral, in conformance with the provisions of the Uniform Commercial Code.

Foreclosure. Maintain a judicial suit for foreclosure and sale of the Collateral.

Transfer Title. Effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lender as Grantor's attorney-in-fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.

Other Rights and Remedies. Have and exercise any or all of the rights and remedies of a secured creditor under the provisions of the New York Uniform Commercial Code, at law, in equity, or otherwise.

Application of Proceeds. Apply any cash which is part of the Collateral, or which is received from the collection or sale of the Collateral, to reimbursement of any expenses, including any costs for registration of securities, commissions incurred in connection with a sale, reasonable attorneys' fees and court costs, whether or not there is a lawsuit and including any fees on appeal, incurred by Lender in connection with the collection and sale of such Collateral and to the payment of the Indebtedness of Grantor to Lender, with any excess funds to be paid to Grantor as the interests of Grantor may appear. Grantor agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Collateral to the Indebtedness.

Election of Remedies. Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy will not bar any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

JURY WAIVER. THE UNDERSIGNED AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT, THE RELATED DOCUMENTS, OR ANY RELATIONSHIP BETWEEN OR AMONG THE UNDERSIGNED AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING EVIDENCED BY THIS DOCUMENT AND THE RELATED DOCUMENTS.

GOVERNING LAW. The Lender's loan production office for this transaction is located at the address and in the State (the "LPO State") indicated in the LPO address or the loan production office address on the first page of this document. This document will be governed by and interpreted in accordance with federal law and the laws of the LPO State, except for matters related to interest and the exportation of interest, which matters shall be governed by and interpreted in accordance with federal law (including, but not limited to, statutes, regulations, interpretations and opinions) and the laws of the State of Ohio. However, if there is ever a question about whether any provision of this document is valid or enforceable, the provision that is questioned will be governed by whichever state or federal law would find the provision to be valid and enforceable. The loan transaction which is evidenced by this document has been made in the State of Ohio.

VENUE. If there is a lawsuit, the undersigned agrees to submit to the jurisdiction of the courts of the county in the LPO State in which the Lender's loan production office is located.

INFORMATION WAIVER. Lender may provide, without any limitation whatsoever, to any one or more purchasers, potential purchasers, or affiliates of JPMorgan Chase & Co., any information or knowledge Lender may have about Grantor or about any matter relating to this Agreement, and Grantor hereby waives any right to privacy Grantor may have with respect to such matters.

EXAMPLES OF INDEBTEDNESS, INCLUDING DEPOSIT ACCOUNT INDEBTEDNESS, LOAN INDEBTEDNESS, ETC.. Grantor agrees the Indebtedness described herein is used in its most comprehensive sense and means and includes any and all liabilities, obligations and debts of Borrower, or any one of them, to Lender, now existing or hereinafter incurred or created, whether any such Indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the Indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise. As examples, and not as limitation, the Indebtedness of Borrower includes: (a) any overdraft in any deposit account of Borrower, accruing for any reason, (b) any obligations, including any overdraft in any deposit account of Borrower, related to Automated Clearing House ("ACH") services or products, deposit account services or products, or treasury management services or products, including any agreement with respect thereto; (c) any transaction (including any agreement with respect thereto) between Borrower and the Lender or JPMorgan Chase & Co., or any of its subsidiaries or affiliates or their successors, which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures (each a "Rate Management Transaction"); (d) any obligation related to any loan or credit transaction (including any agreement with respect thereto), whether evidenced by a promissory note, credit agreement, letter of credit application, or any other agreement; (e) any obligation related to commercial credit card transactions (including an agreement with respect thereto); (f) any obligation related to any lease (including an agreement with respect thereto); (g) any obligation related to any guaranty of the obligations of others by Borrower; (h) any obligation under a Related Document; and (i) all other obligations of Borrower to Lender.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the

provisions of this

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Indemnity. Grantor hereby agrees to indemnify, defend and hold harmless Lender, and its officers, directors, shareholders, employees, agents and representatives (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, losses, damages, penalties,actions, judgments, suites costs, expenses or disbursements of any kind or nature (collectively, the "Claims") which may be imposed on, incurred by or asserted against, any Indemnified Person (whether or not caused by any Indemnified Person's sole, concurrent or contributory negligence) arising in connection with this Agreement or the Collateral (including, without limitaion, the enforcement of this Agreement and the Related Documents and the defense of any Indemnified Person's action and/or inactions in connection with this Agreement and the Related Documents), except to the limited extent that the Claims against the Indemnified Person are proximately caused by such Indemnified Person's gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the New York Uniform Commercial Code:

Agreement. The word "Agreement" means this Commercial Pledge Agreement, as this Commercial Pledge Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Pledge Agreement from time to time.

Borrower. The word "Borrower" means Nutrition 21, Inc., and all other persons and entities signing the Note in whatever capacity.

Collateral. The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

Default. The word "Default" means the Default set forth in this Agreement in the section titled "Default".

Event of Default. The words "Event of Default" mean any of the Events of Default set forth in this Agreement in the Default section of this Agreement.

Grantor. The word "Grantor" means Nutrition 21, Inc.

Income and Proceeds. The words "Income and Proceeds" mean all present and future income, proceeds, earnings, increases, and substitutions from or for the Collateral of every kind and nature, including without limitation all payments, interest, profits, distributions, benefits, rights, options, warrants, dividends, stock dividends, stock splits, stock rights, regulatory dividends, subscriptions, monies, claims for money due and to become due, proceeds of any insurance on the Collateral, shares of stock of different par value or no par value issued in substitution or exchange for shares included in the Collateral, whether voluntary or involuntary, by agreement or by operation of law, and all other property Grantor is entitled to receive on account of such Collateral, including accounts, documents, instruments, chattel paper, and general intangibles.

Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. **In addition, and without limitation, the term "Indebtedness" includes all amounts identified in the Cross-Collateralization and Future Advances paragraphs as contained in one or more of the Related Documents.**

Lender. The word "Lender" means JPMorgan Chase Bank, NA, its successors and assigns.

Note. The word "Note" means the Note executed by Grantor in the principal amount of $3,000,000.00 dated April 7, 2008, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

Obligor. The word "Obligor" means without limitation any and all persons obligated to pay money or to perform some other act under the Collateral.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL PLEDGE AGREEMENT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED APRIL 7, 2008.

GRANTOR ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS COMMERCIAL PLEDGE AGREEMENT.

GRANTOR:

NUTRITION 21, INC.

By: /s/ Benjamin T. Sporn
Benjamin T. Sporn, ~~President~~ Vice President of Nutrition 21, Inc.